Exhibit 99.1

Lifetime Brands, Inc. Reports Second Quarter Financial Results

Declares Regular Quarterly Dividend

GARDEN CITY, NY, — August 9, 2016 — Lifetime Brands, Inc. (NasdaqGS: LCUT), a leading global provider of branded kitchenware, tableware and other products used in the home, today reported its financial results for the second quarter ended June 30, 2016.

Second Quarter Financial Highlights:

Consolidated net sales were $118.1 million, as compared to consolidated net sales of $120.9 million in the corresponding period in 2015. In constant currency, which excludes the impact of foreign exchange fluctuations, consolidated net sales decreased 1.4%, as compared to consolidated net sales in the corresponding period in 2015.

Gross margin was $43.0 million, or 36.4%, as compared to $43.5 million, or 36.0%, for the corresponding period in 2015.

Loss from operations was $0.3 million, as compared to a loss of $1.0 million for the corresponding period in 2015.

Net loss was $1.2 million, or $0.08 per diluted share, as compared to a net loss of $1.7 million, or $0.12 per diluted share, in the corresponding period in 2015.

Adjusted net income was $0.1 million, or $0.01 per diluted share, as compared to adjusted net loss of $0.6 million, or $0.04 per diluted share, in the corresponding period in 2015.

Consolidated EBITDA was $5.2 million, as compared to $4.4 million for the corresponding 2015 period.

Six Months Financial Highlights:

Consolidated net sales were $229.0 million, as compared to consolidated net sales of $238.6 million for the corresponding period in 2015. In constant currency, consolidated net sales decreased 3.1%.

Gross margin was $83.5 million, or 36.5%, as compared to $88.4 million, or 37.1%, for the corresponding period in 2015.

Loss from operations was $5.5 million, as compared to a loss of $3.2 million, for the corresponding period in 2015.

Net loss was $5.5 million, or $0.39 per diluted share, as compared to a loss of $3.8 million, or $0.28 per diluted share, in the 2015 period.

Adjusted net loss was $3.3 million, or $0.23 per diluted share, as compared to a loss of $2.5 million, or $0.18 per diluted share, in the 2015 period.

Consolidated EBITDA was $5.5 million, as compared to $6.9 million for the corresponding 2015 period.

Equity in losses, net of taxes, was $0.1 million, as compared to equity in earnings, net of taxes, of $0.3 million in the corresponding 2015 period.

Jeffrey Siegel, Lifetime’s Chairman and Chief Executive Officer, commented,

“As we previously have noted, Lifetime’s business is heavily weighted to the second half of the year. Our results for this quarter generally were in line with our expectations. Consolidated net sales decreased modestly, reflecting the timing of shipments. This decrease was offset by an increase in our overall gross margin percentage and by lower distribution and SG&A expenses, resulting in positive adjusted net income, as compared to adjusted net loss in the corresponding period in 2015. Consolidated EBITDA increased to $5.2 million, as compared to $4.4 million in the prior year’s quarter.

“We have now commenced the implementation phase of the restructuring plan that we initiated earlier this year with the assistance of a major international consulting firm to right size Lifetime’s SG&A expense base, realign our operating structure and improve the efficiency of our operating activities, and are confident that we are on track to achieve significant efficiencies that will be reflected in our operating results beginning in 2017.

“It is too early to assess the effects of the “Brexit” referendum on our U.K. subsidiaries, Creative Tops and Kitchen Craft, the net sales of which represent approximately 19% of Lifetime’s consolidated net sales. Through this year, we expect any such effects to be modest, as Creative Tops and Kitchen Craft were able to hedge their anticipated U.S. dollar purchases through the end of 2016. Moreover, by relying on Lifetime’s global sourcing infrastructure, Creative Tops and Kitchen Craft should be able to source products on better terms than their smaller competitors. Longer term, a prolonged decline in the value of the British pound would increase the cost of imports into the U.K. and could negatively affect the translation of financial results into U.S. dollars.

“As of now, we foresee a healthy holiday shopping season and expect top line growth in the second half of the year.”

Dividend

On Thursday, August 4, 2016, the Board of Directors declared a quarterly dividend of $0.0425 per share payable on November 15, 2016 to shareholders of record on November 1, 2016.

Conference Call

The Company has scheduled a conference call for Tuesday, August 9, 2016 at 10:30 a.m. ET. The dial-in number for the conference call is (844) 787-0801 or (661) 378-9632, passcode #50286455. A live webcast of the conference call will be accessible through http://edge.media-server.com/m/p/tig87ni9/lan/en. For those who cannot listen to the live broadcast, an audio replay of the webcast will be available.

Non-GAAP Financial Measures

This earnings release contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets, or statements of cash flows of the Company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. As required by SEC rules, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. These non-GAAP measures are provided because management of the Company uses these financial measures in evaluating the Company’s on-going financial results and trends, and management believes that exclusion of certain items allows for more accurate comparison of the Company’s operating performance. Management uses this non-GAAP information as an indicator of business performance. These non-GAAP measures should be viewed as a supplement to, and not a substitute for, GAAP measures of performance.

Forward-Looking Statements

In this press release, the use of the words “believe,” “could,” “expect,” “may,” “positioned,” “project,” “projected,” “should,” “will,” “would” or similar expressions is intended to identify forward-looking statements that represent the Company’s current judgment about possible future events. The Company believes these judgments are reasonable, but these statements are not guarantees of any events or financial results, and actual results may differ materially due to a variety of important factors. Such factors might include, among others, the Company’s ability to comply with the requirements of its credit agreements; the availability of funding under such credit agreements; the Company’s ability to maintain adequate liquidity and financing sources and an appropriate level of debt; changes in general economic conditions which could affect customer payment practices or consumer spending; the impact of changes in general economic conditions on the Company’s customers; changes in demand for the Company’s products; shortages of and price volatility for certain commodities; significant changes in the competitive environment and the effect of competition on the Company’s markets, including on the Company’s pricing policies, financing sources and an appropriate level of debt.

Lifetime Brands, Inc.

Lifetime Brands is a leading global provider of kitchenware, tableware and other products used in the home. The Company markets its products under well-known kitchenware brands, including Farberware®, KitchenAid®, Sabatier®, Fred® & Friends, Kitchen Craft®, Kamenstein®, Kizmos™, La Cafetière®, Misto®, Mossy Oak®, Reo® and Savora™; respected tableware and giftware brands, including Mikasa®, Pfaltzgraff®, Creative Tops®, Empire Silver™, Gorham®, International® Silver, Kirk Stieff®, Towle® Silversmiths, Wallace®, Wilton Armetale®, V&A® and Royal Botanic Gardens Kew®; and valued home solutions brands, including Bombay®, BUILT NY® and Debbie Meyer®. The Company also provides exclusive private label products to leading retailers worldwide.

The Company’s corporate website is www.lifetimebrands.com.

Contacts:

Lifetime Brands, Inc. Laurence Winoker, Chief Financial Officer 516-203-3590 investor.relations@lifetimebrands.com	Lippert/Heilshorn & Assoc. Harriet Fried, SVP 212-838-3777 hfried@lhai.com

LIFETIME BRANDS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands - except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Net sales	$118,050	$120,935	$228,975	$238,592
Cost of sales	75,056	77,424	145,430	150,173

Gross margin	42,994	43,511	83,545	88,419
Distribution expenses	12,377	12,547	25,694	26,030
Selling, general and administrative expenses	29,845	31,951	61,653	65,547
Restructuring expenses	1,060	—	1,701	—

Loss from operations	(288)	(987)	(5,503)	(3,158)
Interest expense	(1,122)	(1,459)	(2,315)	(2,890)
Financing expense	—	—	—	(154)
Loss on early retirement of debt	(272)	—	(272)	—

Loss before income taxes and equity in earnings	(1,682)	(2,446)	(8,090)	(6,202)
Income tax benefit	473	717	2,743	2,080
Equity in earnings (losses), net of taxes	18	2	(132)	290

NET LOSS	$(1,191)	$(1,727)	$(5,479)	$(3,832)

Weighted-average shares outstanding - basic	14,155	13,845	14,059	13,779

BASIC LOSS PER COMMON SHARE	$(0.08)	$(0.12)	$(0.39)	$(0.28)

Weighted-average shares outstanding - diluted	14,155	13,845	14,059	13,779

DILUTED LOSS PER COMMON SHARE	$(0.08)	$(0.12)	$(0.39)	$(0.28)

Cash dividends declared per common share	$0.0425	$0.0375	$0.085	$0.075

LIFETIME BRANDS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands - except share data)

	June 30,	December 31,
	2016	2015
	(unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$6,649	$7,131
Accounts receivable, less allowances of $4,513 at June 30, 2016 and $5,300 at December 31, 2015	81,055	90,576
Inventory	150,593	136,890
Prepaid expenses and other current assets	9,107	8,783
Deferred income taxes	4,668	—

TOTAL CURRENT ASSETS	252,072	243,380
PROPERTY AND EQUIPMENT, net	22,910	24,877
INVESTMENTS	23,486	24,973
INTANGIBLE ASSETS, net	93,397	96,593
DEFERRED INCOME TAXES	7,122	6,486
OTHER ASSETS	2,196	2,022

TOTAL ASSETS	$401,183	$398,331

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Current maturity of Credit Agreement Term Loan	$9,836	$19,646
Short term loan	131	252
Accounts payable	25,942	27,245
Accrued expenses	34,343	40,154
Income taxes payable	—	4,064

TOTAL CURRENT LIABILITIES	70,252	91,361
DEFERRED RENT & OTHER LONG-TERM LIABILITIES	18,906	18,556
DEFERRED INCOME TAXES	9,091	8,596
REVOLVING CREDIT FACILITY	105,925	65,617
CREDIT AGREEMENT TERM LOAN	4,426	14,733
STOCKHOLDERS’ EQUITY
Preferred stock, $1.00 par value, shares authorized: 100 shares of Series A and 2,000,000 shares of Series B; none issued and outstanding	—	—
Common stock, $.01 par value, shares authorized: 50,000,000 at June 30, 2016 and 25,000,000 at December 31, 2015; shares issued and outstanding: 14,429,719 at June 30, 2016 and 14,030,221 at December 31, 2015	144	140
Paid-in capital	170,374	165,780
Retained earnings	41,025	47,733
Accumulated other comprehensive loss	(18,960)	(14,185)

TOTAL STOCKHOLDERS’ EQUITY	192,583	199,468

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$401,183	$398,331

LIFETIME BRANDS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(unaudited)

	Six Months Ended
	June 30,
	2016	2015
OPERATING ACTIVITIES
Net loss	$(5,479)	$(3,832)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	7,062	7,193
Amortization of financing costs	333	313
Deferred rent	(37)	503
Deferred income taxes	113	—
Stock compensation expense	1,290	1,523
Undistributed equity in (earnings) losses, net	132	(290)
Gain on disposal of fixed assets	(17)	—
Loss on early retirement of debt	272	—
Changes in operating assets and liabilities (excluding the effects of business acquisitions)
Accounts receivable	7,562	29,752
Inventory	(16,357)	(16,011)
Prepaid expenses, other current assets and other assets	(1,359)	(2,351)
Accounts payable, accrued expenses and other liabilities	(3,748)	(663)
Income taxes receivable	(4,311)	—
Income taxes payable	(5,031)	(5,513)

NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(19,575)	10,624

INVESTING ACTIVITIES
Purchases of property and equipment	(1,091)	(2,881)
Proceeds from disposition of GSI	567	—
Acquisitions	(614)	—

NET CASH USED IN INVESTING ACTIVITIES	(1,138)	(2,881)

FINANCING ACTIVITIES
Proceeds from Revolving Credit Facility	120,334	129,229
Repayments of Revolving Credit Facility	(79,206)	(130,571)
Repayment of Credit Agreement Term Loan	(20,500)	(5,000)
Proceeds from Short Term Loan	—	37
Payments on Short Term Loan	(117)	(688)
Payment for capital leases	(32)	—
Payments of tax withholding for stock based compensation	(65)	—
Proceeds from exercise of stock options	1,191	541
Cash dividends paid	(1,198)	(1,033)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	20,407	(7,485)

Effect of foreign exchange on cash	(176)	(370)
DECREASE IN CASH AND CASH EQUIVALENTS	(482)	(112)

Cash and cash equivalents at beginning of period	7,131	5,068

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$6,649	$4,956

LIFETIME BRANDS, INC.

Supplemental Information

(In thousands)

Consolidated EBITDA for
the Four Quarters Ended
June 30, 2016
Three months ended June 30, 2016	$5,206
Three months ended March 31, 2016	268
Three months ended December 31, 2015	23,889
Three months ended September 30, 2015	14,089

Total for the four quarters	$43,452

Consolidated EBITDA for
the Four Quarters Ended
June 30, 2015
Three months ended June 30, 2015	$4,388
Three months ended March 31, 2015	2,519
Three months ended December 31, 2014	20,918
Three months ended September 30, 2014	16,470

Total for the four quarters	$44,295

Reconciliation of GAAP to Non-GAAP Operating Results

Consolidated EBITDA:

		Three Months Ended
	June 30,	March 31,	December 31,	September 30,
	2016	2016	2015	2015
Net income (loss) as reported	$(1,191)	$(4,288)	$11,006	$5,104
Subtract out:
Undistributed equity in (earnings) losses, net	(18)	150	(517)	459
Add back:
Income tax provision (benefit)	(473)	(2,270)	5,962	2,745
Interest expense	1,122	1,193	1,402	1,454
Loss on early retirement of debt	272	—	—	—
Depreciation and amortization	3,578	3,484	3,500	3,510
Stock compensation expense	487	803	2,972	791
Contingent consideration	—	—	(876)	—
Permitted acquisition related expenses, net of recovery	369	555	3	26
Restructuring expenses	1,060	641	437	—

Consolidated EBITDA	$5,206	$268	$23,889	$14,089

LIFETIME BRANDS, INC.

Supplemental Information

(In thousands)

Reconciliation of GAAP to Non-GAAP Operating Results (continued)

Consolidated EBITDA:

		Three Months Ended
	June 30,	March 31,	December 31,	September 30,
	2015	2015	2014	2014
Net income (loss) as reported	$(1,727)	$(2,105)	$9,261	$(1,586)
Subtract out:
Undistributed equity in (earnings) losses, net	(2)	(288)	1,364	5,193
Add back:
Income tax provision (benefit)	(717)	(1,363)	5,473	3,123
Interest expense	1,459	1,431	1,658	1,698
Loss on early retirement of debt	—	—	27	—
Financing expense	—	154	758	—
Intangible asset impairment	—	—	—	3,384
Depreciation and amortization	3,638	3,555	3,572	3,299
Stock compensation expense	773	750	2,360	694
Contingent consideration	1,545	147	(4,115)	665
Permitted acquisition related expenses, net of recovery	(581)	238	560	—

Consolidated EBITDA	$4,388	$2,519	$20,918	$16,470

Consolidated EBITDA is a non-GAAP measure that the Company defines as net income (loss), adjusted to exclude undistributed equity in earnings (losses), income taxes, interest, losses on early retirement of debt, depreciation and amortization, stock compensation expense, intangible asset impairment, contingent consideration, certain acquisition related expenses and restructuring expenses, as shown in the tables above.

LIFETIME BRANDS, INC.

Supplemental Information

(In thousands- except per share data)

Reconciliation of GAAP to Non-GAAP Operating Results (continued)

Adjusted net income (loss) and adjusted diluted income (loss) per common share:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Net loss as reported	$(1,191)	$(1,727)	(5,479)	$(3,832)
Adjustments:
Contingent consideration	—	1,545	—	1,545
Acquisition related expenses (recoveries), net	369	(649)	924	(411)
Financing expenses	—	—	—	154
Loss on early retirement of debt	272	—	272	—
Restructuring expenses	1,060	—	1,701	—
Deferred tax for foreign currency translation for Grupo Vasconia	261	575	455	575
Income tax effect on adjustments	(681)	(358)	(1,159)	(515)

Adjusted net income (loss)	$90	$(614)	(3,286)	$(2,484)

Adjusted diluted income (loss) per common share	$0.01	$(0.04)	$(0.23)	$(0.18)

Adjusted net income (loss) in the three and six months ended June 30, 2016 excludes acquisition related expenses, loss on early retirement of debt, restructuring expenses and deferred tax expense related to our equity earnings of Vasconia due to recording the tax benefit of cumulative translation losses through other comprehensive income. Adjusted net loss in the three and six months ended June 30, 2015 excludes the fair value adjustment of certain contingent consideration, acquisition related expenses, the recovery of acquisition related expenses for an acquisition not completed, financing expenses and deferred tax expense related to our equity earnings of Vasconia due to recording the tax benefit of cumulative translation losses through other comprehensive income.

LIFETIME BRANDS, INC.

Supplemental Information

(In thousands)

Reconciliation of GAAP to Non-GAAP Operating Results (continued)

	As Reported			Constant Currency (1)
	Three Months Ended			Three Months Ended					Year-Over-Year
	June 30,			June 30,				Increase (Decrease)
			Increase			Increase	Currency	Excluding	Including	Currency
	2016	2015	(Decrease)	2016	2015	(Decrease)	Impact	Currency	Currency	Impact
Net sales
U.S. Wholesale	$92,738	$94,601	$(1,863)	$92,738	$94,577	$(1,839)	$(24)	(1.9)%	(2.0)%	(0.1)%
International	21,560	22,464	(904)	21,560	21,313	247	(1,151)	1.2%	(4.0)%	(5.2)%
Retail Direct	3,752	3,870	(118)	3,752	3,870	(118)	—	(3.0)%	(3.0)%	—%

Total net sales	$118,050	$120,935	$(2,885)	$118,050	$119,760	$(1,710)	$(1,175)	(1.4)%	(2.4)%	(1.0)%

	As Reported			Constant Currency (1)
	Six Months Ended			Six Months Ended					Year-Over-Year
	June 30,			June 30,				Increase (Decrease)
			Increase			Increase	Currency	Excluding	Including	Currency
	2016	2015	(Decrease)	2016	2015	(Decrease)	Impact	Currency	Currency	Impact
Net sales
U.S. Wholesale	$175,006	$181,122	$(6,116)	$175,006	$181,026	$(6,020)	$(96)	(3.3)%	(3.4)%	(0.1)%
International	45,233	47,829	(2,596)	45,233	45,521	(288)	(2,308)	(0.6)%	(5.4)%	(4.8)%
Retail Direct	8,736	9,641	(905)	8,736	9,641	(905)	—	(9.4)%	(9.4)%	—%

Total net sales	$228,975	$238,592	$(9,617)	$228,975	$236,188	$(7,213)	$(2,404)	(3.1)%	(4.0)%	(1.0)%

(1)	“Constant Currency” is determined by applying the 2016 average exchange rates to the prior year local currency sales amounts, with the difference between the change in “As Reported” net sales and “Constant Currency” net sales, reported in the table as “Currency Impact”. Constant currency sales growth excludes the impact of currency.